Prudential Investment Portfolios, Inc. 10
PGIM QMA Mid-Cap Value Fund

Supplement dated June 29, 2018 to the Currently Effective Prospectus

Effective as of July 1, 2018, the Fund’s existing contractual cap on Fund expenses will be lowered and the management fee reduced. To reflect these changes, the Fund’s Prospectus is hereby revised as follows, effective as of July 1, 2018:

1.	In the Prospectus, in the section entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6(1)
Management fees	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%
+ Distribution and service (12b-1) fees	0.30	1.00	1.00	0.75	None	0.25	None	None
+ Other expenses(2) Shareholder service fee Remainder of other expenses(2)	0.24 0.00 0.24	0.53 0.00 0.53	0.18 0.00 0.18	1.60 0.00 1.60	0.16 0.00 0.16	194.31 0.10(3) 194.21	194.42 0.10(3) 194.32	0.04 0.00 0.04
= Total annual Fund operating expenses	1.27	2.26	1.91	3.08	0.89	195.29	195.15	0.77
– Fee waiver and/or expense reimbursement	(0.14)	(0.31)	(0.03)	(1.63)	(0.03)	(194.06)	(194.17)	(0.04)
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(4)(5)	1.13%	1.95%	1.88%	1.45%	0.86%	1.23%	0.98%	0.73%

(1) Formerly known as Class Q.

(2) Expense information in the table has been restated to reflect current fees.

(3) “Shareholder service fee” reflects maximum allowable fees under a shareholder services plan.

(4) PGIM Investments LLC (PGIM Investments) has contractually agreed, through February 29, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.13% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B shares, 1.95% of average daily net assets for Class C shares, 1.45% of average daily net assets for Class R shares, 0.95% of average daily net assets for Class Z shares, 1.23% of average daily net assets for Class R2 shares, 0.98% of average daily net assets for Class R4 shares, and 0.73% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class.  In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Directors.

(5) The distributor of the Fund has contractually agreed through February 28, 2019 to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares and to reduce its distribution and service (12b-1) fees for Class R shares to .50% of the average daily net assets of the Class R shares. These waivers may not be terminated prior to February 28, 2019 without the prior approval of the Fund’s Board of Directors.

2.	In the Prospectus, in the section entitled Fund Summary—Fund Fees and Expenses, the Example is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$659	$918	$1,196	$1,988	$659	$918	$1,196	$1,988
Class B	698	977	1,282	2,203	198	677	1,182	2,203
Class C	291	597	1,029	2,230	191	597	1,029	2,230
Class R	148	798	1,473	3,278	148	798	1,473	3,278
Class Z	88	281	490	1,093	88	281	490	1,093
Class R2	125	10,502	10,502	10,502	125	10,502	10,502	10,502
Class R4	100	10,502	10,502	10,502	100	10,502	10,502	10,502
Class R6	75	242	424	950	75	242	424	950

LR1067